                                                                 EXHIBIT 10.8(j)


                       SIXTH AMENDMENT TO CREDIT AGREEMENT


         This SIXTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into effective as of June 29, 2001, among WOODWARD MARKETING, L.L.C., a Delaware limited liability company (the "Borrower"), BANK OF AMERICA, N. A. ("Bank of America"), as a Bank, as an Issuing Bank, and as Agent for the Banks, BNP PARIBAS, a bank organized under the laws of France ("BNP Paribas"), and Atmos Energy Marketing LLC (the "Guarantor").

         WHEREAS, Borrower and Banks entered into that certain Credit Agreement, dated to be effective as of August 9, 2000, as amended by that certain First Amendment to Credit Agreement and Guaranty of Atmos Energy Marketing, LLC dated as of September 29, 2000, that certain Second Amendment to Credit Agreement dated as of November 3, 2000, that certain Third Amendment to Credit Agreement dated as of December 5, 2000, that certain Fourth Amendment to Credit Agreement dated as of December 22, 2000, and that certain Fifth Amendment to Credit Agreement dated as of December 31, 2000 (as amended the "Credit Agreement"); and

         WHEREAS, all Obligations (as defined in the Credit Agreement) are guaranteed by the Guarantor pursuant to a Second Amended And Restated Guaranty of Atmos Energy Marketing, LLC executed by the Guarantor, in favor of the Banks (the "Guaranty Agreement"); and

         WHEREAS, the Obligations are secured by security interests in the Collateral (as defined in the Credit Agreement) granted to Agent for the benefit of the Banks pursuant to the Security Agreements (as defined in the Credit Agreement) and pursuant to the Nations Funds Security Agreement (as defined in the Credit Agreement), each executed by Borrower (collectively, the "Security Agreements"); and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Borrower, Bank of America, BNP Paribas and the Guarantor agree as follows:

         1. The definition of "Expiration Date" set forth in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following definition:

                  "Expiration Date" means the earliest to occur of:

                           (a)      September 30, 2001; or

                           (b) the date demand for payment is made by the Agents; or

                           (c)      the date an Event of Default occurs.


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 1

         2. The definition of "Maturity Date" set forth in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following definition:

                  "Maturity Date" means December 31, 2001.

         3. Renewal; Continued Effect. Except as set forth above, the Credit Agreement shall continue in full force and effect.

         4. Representations. To induce the Agent and the Banks to enter into this Amendment, Borrower ratifies and confirms each representation and warranty set forth in the Credit Agreement as if such representations and warranties were made on even date herewith, and further represents and warrants
(a) that no material adverse change has occurred in the financial condition or business prospects of Borrower since the date of the last financial statements delivered to the Banks, (b) that no Event of Default exists and no event or condition exists or has occurred which with passage of time, or notice, or both, would become an Event of Default (a "Default"), and (c) that Borrower is fully authorized to enter into this Amendment. BORROWER ACKNOWLEDGES THAT THE CREDIT AGREEMENT PROVIDES FOR A CREDIT FACILITY THAT IS COMPLETELY OPTIONAL ON THE PART OF THE BANKS AND THAT THE BANKS HAVE ABSOLUTELY NO DUTY OR OBLIGATION TO ADVANCE ANY REVOLVING LOAN OR TO ISSUE ANY LETTER OF CREDIT. BORROWER REPRESENTS AND WARRANTS TO THE BANKS THAT BORROWER IS AWARE OF THE RISKS ASSOCIATED WITH CONDUCTING BUSINESS UTILIZING AN UNCOMMITTED FACILITY.

         5. Conditions Precedent. As a condition to Agent and the Banks entering into this Amendment, no Default or Event of Default shall exist on the date hereof, and Agent and the Banks must have received executed originals of each of the following documents and instruments, in form and substance satisfactory to Agent and the Banks:

                  (a)      this Amendment, duly executed by Borrower; and

                  (b) such other documents or certificates as Agent may reasonably request.

         6. Ratification of Security Agreements. Borrower ratifies and confirms the Security Agreements, and acknowledges and agrees that references to the Credit Agreement in such Security Agreements are hereby amended to refer to the Credit Agreement as amended by this Amendment and that in all other respects such Security Agreements shall continue in full force and effect, and that pursuant to such Security Agreements Borrower has granted and hereby confirms and grants to Agent for the benefit of the Banks a continuing first and prior security interest in the Collateral to secure payment and performance of all Obligations.

         7. Guaranty Ratification. Atmos Energy Marketing, LLC ratifies and confirms the SECOND AMENDED AND RESTATED GUARANTY OF ATMOS ENERGY MARKETING, LLC and acknowledges and agrees that such Guaranty Agreement shall continue in full force and


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 2 effect, and that pursuant to the Guaranty Agreement, the Guarantor has guaranteed and continues to guaranty the full payment and performance of all Obligations under the Credit Agreement, as amended from time to time.

         8. Notes Amendment and Ratification. The Borrower ratifies and confirms the Promissory Notes issued to Bank of America and BNP Paribas and acknowledges and agrees that such Promissory Notes shall continue in full force and effect, and shall be "Notes" as defined in the Credit Agreement, as amended hereby.

         9.       Miscellaneous.

                  (a) Severability. In case any of the provisions of this Amendment shall for any reason be held to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

                  (b) Capitalized Terms. Except as otherwise defined herein, capitalized terms shall have the meanings specified in the Credit Agreement.

                  (c) Execution in Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts.

                  (d) Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of California (without reference to principles of conflicts of laws), provided, however, that Agent, Banks and all Agent-Related Persons shall retain all rights under federal law.

                  (e) Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of Borrower, Agent, Banks and all Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with this Amendment or any of the other Loan Documents.

                  (f) COMPLETE AGREEMENT. THIS WRITTEN AMENDMENT AND THE OTHER WRITTEN AGREEMENTS ENTERED INTO AMONG THE PARTIES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 3

               Executed as of the day and year first above written



                                            BORROWER:


                                            WOODWARD MARKETING, L.L.C.,
                                            a Delaware limited liability company



                                            By:     /s/ J. D. WOODWARD
                                               ---------------------------------
                                            Name:   J. D. Woodward
                                                 -------------------------------
                                            Title:  President
                                                  ------------------------------


                                            BANKS:


                                            BANK OF AMERICA, N. A.,
                                            as Agent


                                            By:     /s/ IRENE C. RUMMEL
                                               ---------------------------------
                                            Name:   Irene C. Rummel
                                                 -------------------------------
                                            Title:  Principal
                                                  ------------------------------


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 4

                                            BANK OF AMERICA, N. A.,
                                            as a Bank and Issuing Bank


                                            By:     /s/ IRENE C. RUMMEL
                                               ---------------------------------
                                            Name:   Irene C. Rummel
                                                 -------------------------------
                                            Title:  Principal
                                                  ------------------------------

                                            BNP PARIBAS,
                                            as a Bank


                                            By:     /s/ EDWARD K. CHIN
                                               ---------------------------------
                                            Name:   Edward K. Chin
                                                 -------------------------------
                                            Title:  Director
                                                  ------------------------------


                                            By:     /s/ KEITH COX
                                               ---------------------------------
                                            Name:   Keith Cox
                                                 -------------------------------
                                            Title:  Director
                                                  ------------------------------


SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 5

                                            GUARANTOR:



                                            ATMOS ENERGY MARKETING, LLC


                                            By:     /s/ LAURIE M. SHERWOOD
                                               ---------------------------------
                                            Name:   Laurie M. Sherwood
                                                 -------------------------------
                                            Title:  Vice President and Treasurer
                                                  ------------------------------




SIXTH AMENDMENT TO CREDIT AGREEMENT - Page 6